                                                                   Exhibit 99.1













                        MANATEE-AMERICAN FINANCIAL CORP.
                        (A DEVELOPMENT STAGE ENTERPRISE)



                              FINANCIAL STATEMENTS



                               DECEMBER 31, 1998

                        MANATEE-AMERICAN FINANCIAL CORP.
                        (A DEVELOPMENT STAGE ENTERPRISE)


                               TABLE OF CONTENTS


                                                                          PAGE
                                                                          ----
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS                         1

FINANCIAL STATEMENTS:

   Balance Sheet                                                           2

   Statements of Operations                                                3

   Statements of Stockholders' Deficiency                                  4

   Statements of Cash Flows                                                5

   Notes to Financial Statements                                          6-10

(Rachlin Cohen & Holtz LLP Letterhead)



               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



Board of Directors and Stockholders
Manatee-American Financial Corp.
   (A Development Stage Enterprise)
North Miami Beach, Florida

We have audited the accompanying balance sheet of Manatee-American Financial Corp. (A Development Stage Enterprise) as of December 31, 1998, and the related statements of operations, stockholders' deficiency and cash flows for each of the two years in the period ended December 31, 1998 and from inception (February 24, 1993) to December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Manatee-American Financial Corp. (A Development Stage Enterprise) as of December 31, 1998, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1998 and from inception (February 24, 1993) to December 31, 1998, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As more fully discussed in Note 2 to the financial statements, the Company is in the development stage and has incurred net losses and reflects a deficit accumulated during the development stage and stockholders' deficiency as of and for the periods ended December 31, 1998. This condition raises substantial doubt as to the ability of the Company to continue as a going concern. Management's plans with regard to this matter are also described in Note 2 to the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                 /s/ RACHLIN COHEN & HOLTZ LLP
                 -----------------------------


Miami, Florida
August 16, 1999

                        MANATEE-AMERICAN FINANCIAL CORP.
                        (A DEVELOPMENT STAGE ENTERPRISE)

                                 BALANCE SHEET

                               DECEMBER 31, 1998

                        ASSETS
Current Assets:
   Cash                                                               $  1,968
                                                                      --------
      Total current assets                                               1,968
                                                                      --------

                                                                      $  1,968
                                                                      ========

       LIABILITIES AND STOCKHOLDERS' DEFICIENCY

Current Liabilities:
   Accrued liabilities, primarily professional fees                   $ 42,992
                                                                      --------
         Total current liabilities                                      42,992
                                                                      --------

Commitments and Other Matters                                               --

Stockholders' Deficiency:
   Preferred stock, $.0001 par value; authorized
      5,000,000 shares; none issued                                         --
   Common stock, $.0001 par value; authorized
      20,000,000 shares; issued and outstanding
      2,250,000 shares                                                     225
   Capital in excess of par                                              1,535
   Deficit accumulated during the development stage                    (42,784)
                                                                      --------
                                                                       (41,024)
                                                                      --------

                                                                      $  1,968
                                                                      ========

                      See notes to financial statements.

                        MANATEE-AMERICAN FINANCIAL CORP.
                        (A DEVELOPMENT STAGE ENTERPRISE)

                            STATEMENTS OF OPERATIONS


                                                                                      Inception
                                                         Year Ended                (February 24,
                                                        December 31,                  1993) to
                                                 --------------------------         December 31,
                                                   1998              1997               1998
                                                 --------          --------         ------------
Revenues:
   Operating revenue                             $     --          $     --           $     --
   Other income                                    12,500                --             12,500
                                                 --------          --------           --------
                                                   12,500                --             12,500
                                                 --------          --------           --------
Costs and Expenses:
   General and administrative                       2,557            13,796             33,654
   Offering costs in excess of proceeds
      from initial public offering                     --                --             21,630
                                                 --------          --------           --------
                                                    2,557            13,796             55,284
                                                 --------          --------           --------

Income (Loss) before Income Taxes                   9,943           (13,796)           (42,784)

Income Taxes                                           --                --                 --
                                                 --------          --------           --------

Net Income (Loss)                                $  9,943          $(13,796)          $(42,784)
                                                 ========          ========           ========

Net Income (Loss) per Common Share               $     --          $     --
                                                 ========          ========

                      See notes to financial statements.

                        MANATEE-AMERICAN FINANCIAL CORP.
                        (A DEVELOPMENT STAGE ENTERPRISE)

                     STATEMENTS OF STOCKHOLDERS' DEFICIENCY


                                                                                                        Deficit
                                                                                        Capital       Accumulated
                                                               Common Stock                in         During the
                                                         -------------------------       Excess       Development
                                                           Shares        Amount          of Par          Stage          Total
                                                         ----------     ----------     ----------     -----------    ----------
From Inception (February 24, 1993) to
 December 31, 1993:
   Issuance of common stock ($.002 per share)             2,250,000     $      225     $    4,775     $       --     $    5,000
   Net loss                                                      --             --             --         (1,717)        (1,717)
                                                         ----------     ----------     ----------     ----------     ----------

Balance, December 31, 1993                                2,250,000            225          4,775         (1,717)         3,283

Year Ended December 31, 1994:
   Sales of common stock in public offering ($.08 per
      share), net of allocated offering costs                45,000              5             (5)            --             --
   Net loss                                                      --             --             --        (21,939)       (21,939)
                                                         ----------     ----------     ----------     ----------     ----------

Balance, December 31, 1994                                2,295,000            230          4,770        (23,656)       (18,656)

Year Ended December 31, 1995:
   Net loss                                                      --             --             --         (5,466)        (5,466)
                                                         ----------     ----------     ----------     ----------     ----------

Balance, December 31, 1995                                2,295,000            230          4,770        (29,122)       (24,122)

Year Ended December 31, 1996:
   Refund of net proceeds of public offering
      and retirement of common stock                        (45,000)            (5)        (3,235)            --         (3,240)
   Net loss                                                      --             --             --         (9,809)        (9,809)
                                                         ----------     ----------     ----------     ----------     ----------

Balance, December 31, 1996                                2,250,000            225          1,535        (38,931)       (37,171)

Year Ended December 31, 1997:
   Net loss                                                      --             --             --        (13,796)       (13,796)
                                                         ----------     ----------     ----------     ----------     ----------

Balance, December 31, 1997                                2,250,000            225          1,535        (52,727)       (50,967)

Year Ended December 31, 1998:
   Net income                                                    --             --             --          9,943          9,943
                                                         ----------     ----------     ----------     ----------     ----------

Balance, December 31, 1998                                2,250,000     $      225     $    1,535     $  (42,784)    $  (41,024)
                                                         ==========     ==========     ==========     ==========     ==========

                      See notes to financial statements.

                        MANATEE-AMERICAN FINANCIAL CORP.
                        (A DEVELOPMENT STAGE ENTERPRISE)

                            STATEMENTS OF CASH FLOWS


                                                                                                             Inception
                                                                                    Year Ended             (February 24,
                                                                                    December 31,              1993) to
                                                                              ------------------------      December 31,
                                                                                1998            1997            1998
                                                                              --------        --------     -------------
Cash Flows from Operating Activities:
   Net income (loss)                                                          $  9,943        $(13,796)       $(42,784)
   Adjustments to reconcile net income (loss) to net cash required:
      Increase in accrued liabilities                                            1,010          11,662          22,879
      Offering costs in excess of proceeds from initial public offering             --              --          21,630
                                                                              --------        --------        --------

         Net cash provided by (used in) operating activities                    10,953          (2,134)          1,725
                                                                              --------        --------        --------
Cash Flows from Financing Activities:
   Proceeds from issuance of common stock                                           --              --           8,600
   Deferred offering costs, net of accrued liabilities                              --              --          (5,117)
   Loans from stockholders                                                          --           1,975           9,450
   Refund of net proceeds of public offering                                        --              --          (3,240)
   Repayment of stockholder loans                                               (9,450)             --          (9,450)
                                                                              --------        --------        --------

         Net cash provided by (used in) financing activities                    (9,450)          1,975             243
                                                                              --------        --------        --------

Net Increase (Decrease) in Cash                                                  1,503            (159)          1,968

Cash, Beginning                                                                    465             624              --
                                                                              --------        --------        --------

Cash, Ending                                                                  $  1,968        $    465        $  1,968
                                                                              ========        ========        ========

                      See notes to financial statements.

                        MANATEE-AMERICAN FINANCIAL CORP.
                        (A DEVELOPMENT STAGE ENTERPRISE)

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1998

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        ORGANIZATION AND CAPITALIZATION

           Manatee-American Financial Corp. (the "Company") was incorporated under the laws of the State of Florida on February 24, 1993. The Company's articles of incorporation, as amended in 1997 (see below), provide for the issuance of 20,000,000 shares of common stock, with a par value of $.0001 per share, and 5,000,000 shares of preferred stock, with a par value of $.0001 per share.

           Series of the preferred stock may be created and issued from time to time, with such designations, preferences, conversion rights and other rights, including voting rights, as adopted by the Board of Directors.

        STOCK SPLIT

           On February 11, 1997, the sole director and all of the stockholders authorized a 75 for 1 forward stock split, thereby increasing the corporation's authorized capital stock to 25,000,000 shares to be divided into two classes, 20,000,000 shares of common stock, par value $.0001 per share, and 5,000,000 shares of preferred stock, par value $.0001 per share. All references in the accompanying financial statements to the number of shares of common and preferred stock and per share amounts for all periods have been retroactively restated to reflect the stock split.

        BUSINESS

           The Company's business is to seek one or more potential business combinations that may, in the opinion of management, merit the Company's involvement. In seeking to attain its business objectives, the Company will not restrict its search to any particular industry.

        USE OF ESTIMATES

           The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        DEVELOPMENT STAGE ENTERPRISE

           As noted above, the Company was incorporated on February 24, 1993. To date, the Company has been principally engaged in organizational activities and raising capital. Accordingly, the Company is considered to be in the development stage, and the accompanying financial statements represent those of a development stage enterprise.

                        MANATEE-AMERICAN FINANCIAL CORP.
                        (A DEVELOPMENT STAGE ENTERPRISE)

                         NOTES TO FINANCIAL STATEMENTS
                                  (Continued)

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        OFFERING COSTS

           Costs incurred in connection with the Company's initial public offering, consisting of professional fees directly associated with the offering amounted to $25,230 (see Note 3). Of this total, an amount equal to the net proceeds realized ($3,600) has been charged against stockholders' equity; the balance ($21,630) has been charged to operations in 1994 as offering costs in excess of proceeds from initial public offering.

        NET INCOME (LOSS) PER COMMON SHARE

           Net loss per common share has been computed based upon the weighted average number of shares of common stock outstanding during the periods. The number of shares used in the computation was 2,250,000 shares for 1998 and 1997. Retroactive effect has been given to the number of outstanding shares for the stock split effected on February 11, 1997.

NOTE 2. BASIS OF PRESENTATION

        As disclosed above, the Company was incorporated on February 24, 1993, and is in the development stage and has no meaningful operating history. Accordingly, the Company is considered to be in the development stage, and the accompanying financial statements represent those of a development stage enterprise.

        The accompanying financial statements have been presented in accordance with generally accepted accounting principles, which assume the continuity of the Company as a going concern. However, as discussed above, the Company is in the development stage and, therefore has generated no operating revenue to date. As reflected in the accompanying financial statements, the Company reflects a deficit accumulated during the development stage and a stockholders' deficiency as of December 31, 1998. This condition raises substantial doubt as to the ability of the Company to continue as a going concern.

        Management's plans with regard to this matter encompass the successful completion of the Company's business plan and the attainment of profitable operations, which is dependent upon future events, including obtaining adequate financing to fulfill its business plan and identifying one or more potential businesses that may merit the Company's involvement.

        The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                        MANATEE-AMERICAN FINANCIAL CORP.
                        (A DEVELOPMENT STAGE ENTERPRISE)

                         NOTES TO FINANCIAL STATEMENTS
                                  (Continued)

NOTE 3. PUBLIC OFFERING

        The Company raised additional equity through a Blank Check Offering of its securities. The offering, which was declared effective on September 21, 1994, contemplated the sale of 750,000 shares of common stock at a price of $.08 per share, for gross proceeds of $60,000, before offering costs. The public offering expired on February 17, 1995. Through December 31, 1994, the Company received subscriptions for the sale of 45,000 shares of common stock for proceeds of $3,600. Payment for these subscriptions was received in February 1995. Of these proceeds, the Company retained 10%, or $360, for working capital purposes and deposited the balance ($3,240) into an escrow account pending the consummation of future business combinations.

        During 1996, the Company determined that it had not made the acquisition of any business enterprise in the time frame prescribed by the rules and regulations of the Securities and Exchange Commission applicable to Blank Check Companies. Accordingly, the Company refunded all funds received from the sale of common stock received in 1994 from the Company's initial public offering, less the 10% allowed to be used for administrative purposes, together with accrued interest, and retired the shares of common stock issued in connection with the initial public offering. The amount refunded ($3,240) has been charged to additional paid-in capital during 1996, and the refund of the accrued interest has been charged to expense during 1996.

NOTE 4. RELATED PARTY TRANSACTIONS

        LOANS PAYABLE, STOCKHOLDERS AND OTHER RELATED PARTIES

           The Company's stockholders and other related parties have, from time to time, loaned the Company funds to meet its obligations. All loans were repaid during 1998.

        PROFESSIONAL FEES

           The Company has incurred legal fees in connection with the initial public offering and continuing legal services with a law firm whose principals were stockholders of the Company, and presently certain stockholders to the Company are related to certain principals of the law firm. Such professional fees amounted to $910 and $8,098 for the years ended December 31, 1998 and 1997, respectively. As of December 31, 1998, unpaid fees to the law firm amounted to approximately $38,000 and are included in accrued liabilities in the accompanying financial statements.

        ADMINISTRATIVE FACILITIES

           The Company presently leases office space on a month-to-month basis from a relative of the Company's president, its major stockholder, at no cost.

                        MANATEE-AMERICAN FINANCIAL CORP.
                        (A DEVELOPMENT STAGE ENTERPRISE)

                         NOTES TO FINANCIAL STATEMENTS
                                  (Continued)

NOTE 4. RELATED PARTY TRANSACTIONS (Continued)

        ADMINISTRATIVE FACILITIES (Continued)

           It is anticipated that the Company will maintain its administrative facilities in leased premises owned by a relative of one of the major stockholders of the Company. Such costs, if any, that may be charged for the use of these facilities, as well as any administrative services that may be provided, will be charged to operations at the time of such determination.

NOTE 5. INCOME TAXES

        The Company accounts for income taxes under the provisions of Statement of Financial Accounting Standards (SFAS) No. 109, Accounting for Income Taxes. SFAS No. 109 is an asset and liability approach for computing deferred income taxes.

        The provision for income taxes for the year ended December 31, 1998 was comprised of the following:


         Currently payable income taxes                             $   2,000
         Less benefit of operating loss carryforwards                   2,000
                                                                    ---------
            Net income tax expense                                  $      --
                                                                    =========

        As of December 31, 1998, the Company had a net operating loss carryforward for Federal and state income tax reporting purposes amounting to approximately $42,000, which expires in varying amounts and years through 2013.

        The Company presently has no significant temporary differences between financial reporting and income tax reporting. The components of the deferred tax asset as of December 31, 1998 were as follows:


         Benefit of net operating loss carryforwards                 $  6,300
         Less valuation allowance                                       6,300
                                                                     --------
            Net deferred tax asset                                   $     --
                                                                     ========

        As at December 31, 1998, sufficient uncertainty exists regarding the realizability of these operating loss carryforwards and, accordingly, a valuation allowance of $6,300, which related to the net operating losses, has been established.

        In accordance with certain provisions of the Tax Reform Act of 1986, a change in ownership of greater than 50% of a corporation within a three year period will place an annual limitation on the Company's ability to utilize its existing tax benefit carryforwards. The Company's utilization of its tax benefit carryforwards may be further restricted in the event of subsequent changes in the ownership of the Company.

                        MANATEE-AMERICAN FINANCIAL CORP.
                        (A DEVELOPMENT STAGE ENTERPRISE)

                         NOTES TO FINANCIAL STATEMENTS
                                  (Continued)

NOTE 6. PROPOSED ACQUISITION

        On July 28, 1998, the Company entered into a letter of intent, which was subsequently extended through January 15, 1999, with an unaffiliated entity to effect a business combination, subject to mutually satisfactory due diligence on the part of both parties and other contingencies. In connection therewith, such entity paid the Company a non-refundable deposit of $12,500 which funds were utilized primarily to repay shareholder loans to the Company and for professional fees. On February 9, 1999, the Company and such entity determined not to proceed further with any business combination. The Company has recorded the receipt of these non-refundable funds as other income during the year ended December 31, 1998.